Exhibit 10.5 AMENDMENTS TO THE ESTEE LAUDER COMPANIES RETIREMENT GROWTH ACCOUNT PLAN The Estee Lauder Companies Retirement Growth Account Plan, as amended and restated effective as of January 1, 2023 (the “Plan”), is hereby further amended as follows, effective as of January 1, 2025 except for such earlier dates as are specified herein: 1. Section 10.2 of the Plan is amended in its entirety to read as follows: 10.2 Anything elsewhere in the Plan to the contrary notwithstanding, the entire nonforfeitable interest of each Participant shall be either: (a) distributed to the Participant not later than the Participant’s “Required Beginning Date” (as defined in Section 10.2(b)), or (b) distributed to, or for the benefit of, the Participant and the Participant’s contingent annuitant in installments beginning not later than the Participant’s Required Beginning Date and continuing, in accordance with such regulations as the Secretary of the Treasury may prescribe, (i) over the life of the Participant or over the lives of the Participant and the Participant’s contingent annuitant or (ii) over a period certain not extending beyond the life expectancy of the Participant and the Participant’s Beneficiary. For purposes of this Section, the “Required Beginning Date” shall mean the later of April 1 of the calendar year which follows the calendar year in which the Participant attains the Applicable Age (as defined below) or the calendar year in which the Participant retires; provided, however, that a distribution to a Participant who is a “five percent owner” (as defined in Section 416 of the Code) shall begin no later than April 1 of the calendar year which follows the calendar year in which such Participant attains the Applicable Age. For this purpose, “Applicable Age” means (i) Age 70 ½, for Participants who were born before July 1, 1949; (ii) Age 72, for Participants born on or after July 1, 1949 but before January 1, 1951; (iii) Age 73, for Participants born on or after January 1, 1951 but before January 1, 1960; and (iv) Age 75, for Participants born on or after January 1, 1960. Notwithstanding anything to the contrary in this Plan, all distributions will be made in accordance with Section 401(a)(9) of the Code, including the incidental death benefit requirement of Section 401(a)(9)(G) of the Code, and with Treasury Regulation Sections 1.401(a)(9)-1 through 1.401(a)(9)-9. The provisions of Section 401(a)(9) of the Code and such Treasury Regulations, as reflected in this Section 10.2, shall override any distribution options in the Plan inconsistent with Section 401(a)(9) of the Code and such Treasury Regulations. 1

2 If distribution of a Participant’s nonforfeitable interest has begun in accordance with Section 10.2(b) hereof and the Participant dies before his entire nonforfeitable interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used under Section 10.2(b) hereof as of the date of the Participant’s death. If the Surviving Spouse is the deceased Participant’s Beneficiary, the distribution period for the Surviving Spouse’s distributions shall be determined using the longer of the Participant’s remaining life expectancy under the Single Life Table (SLT) and the Surviving Spouse’s life expectancy under the Uniform Life Table (ULT). If a Participant dies before distribution of the Participant’s nonforfeitable interest has begun in accordance with Section 10.2(b) hereof, the entire nonforfeitable interest shall be distributed within five years after the death of the Participant, except such portion thereof as shall be payable in installments to, or for the benefit of, the Participant’s contingent annuitant, beginning not later than one (1) year after the date of the Participant’s death and continuing, in accordance with such regulations as the Secretary of the Treasury may prescribe, over the life of the contingent annuitant (or over a period certain not extending beyond the life expectancy of the contingent annuitant); provided, however, that if the Surviving Spouse is the Participant’s contingent annuitant, the date on which the distributions are required to begin shall not be later than the Participant’s Required Beginning Date and, if the Surviving Spouse dies before the distributions to the Surviving Spouse begin, this paragraph shall be applied as if the Surviving Spouse was the Participant. The Surviving Spouse’s life expectancy for purposes of this paragraph shall be determined using the Uniform Life Table (ULT). 2. The Plan is amended by adding the following new Appendix FF to the end thereof: APPENDIX FF PROVISIONS GOVERNING CERTAIN EMPLOYEES OF DECIEM USA, LLC SECTION 1.1 SCOPE The provisions of this Appendix FF to The Estee Lauder Companies Retirement Growth Account Plan shall apply with respect to each person actively employed by DECIEM USA, LLC (“DECIEM USA”) on January 1, 2025 (a “DECIEM Employee”). The provisions of this Appendix FF shall apply notwithstanding any contrary provisions of the Plan, of which this Appendix is a part. Except to the extent expressly provided to the contrary herein, all defined terms shall have the same meanings as provided under the Plan. Each reference to the Plan shall be to the Plan as in effect at the time such provision is applied to a DECIEM Employee, as the context shall require.

SECTION 1.2 COMMENCEMENT OF STATUS AS EMPLOYER DECIEM USA shall become an Employer under the Plan on January 1, 2025. SECTION 1.3 COMMENCEMENT OF PLAN PARTICIPATION BY DECIEM EMPLOYEES No DECIEM Employee shall be permitted to become a Participant prior to January 1, 2025. Each DECIEM Employee may become a Participant in the Plan on the first applicable entry date on or after January 1, 2025, in accordance with the provisions of Section 3 of the Plan; however, for purposes of determining eligibility under the Plan, there shall be taken into account all periods attributable to such person’s employment with DECIEM USA that would otherwise have been taken into account for such purpose had DECIEM USA been an Employer throughout such person’s entire period of employment. Any other individual who becomes actively employed by DECIEM USA after January 1, 2025, may become a Participant in the Plan in accordance with the provisions of Section 3 of the Plan. SECTION 1.4 CREDITS TO RETIREMENT ACCOUNTS In determining the amount to be credited to the Retirement Account of a DECIEM Employee who becomes a Participant pursuant to the provisions of Section 5 of the Plan, there shall be taken into account all periods of such person’s employment with DECIEM USA that would otherwise have been taken into account for such purpose had DECIEM USA been an Employer throughout such person’s entire period of employment. SECTION 1.5 VESTING In determining the extent to which any DECIEM Employee is vested in his Retirement Account pursuant to the provisions of Section 8 of the Plan, there shall be taken into account all periods of such person’s employment with DECIEM USA that would otherwise have been taken into account for such purpose had DECIEM USA been an Employer throughout such person’s entire period of employment. 3